UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2004

Meade Instruments Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6001 Oak Canyon, Irvine, California		92618-5200
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949 451-1450

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2004, Meade Instruments Corp. ("Meade") entered into a Third Amendment to Amended and Restated Credit Agreement, by and between Bank of America, N.A., as lender (the "Lender") and Meade Instruments Corp., a Delaware corporation, Simmons Outdoor Corp., a Delaware corporation, and Coronado Instruments, Inc., a California corporation.

A copy of the Amendment is included herewith as Exhibit 10.60 to this report and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On December 16, 2004, Meade Instruments Corp. ("Meade") issued a press release announcing its operating results for the quarterly period ended November 30, 2004.

A copy of the press release is furnished as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meade Instruments Corp.

December 16, 2004	By:	/s/ Mark D. Peterson

Name: Mark D. Peterson
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.60	Third Amendment to Amended and Restated Credit Agreement dated December 15, 2004
99.1	Press release, dated December 16, 2004, issued by Meade Instruments Corp.